Exhibit 99.2

CAPITAL PLAN OF THE

FEDERAL HOME LOAN BANK OF ATLANTA

As Last Amended by the Board of Directors on

May 13, 2011

Approved by the Federal Housing Finance Agency on

August 5, 2011

I.	DEFINITIONS	1

II.	CAPITAL STOCK	5

	A. CHARACTERISTICS OF CAPITAL STOCK	5

	B. INTEREST IN RETAINED EARNINGS	5

III.	ISSUANCE OF CAPITAL STOCK	5

	A. SUBJECT TO PLAN	5

	B. NEW MEMBERS	5

	C. FORMER MEMBERS AND NONMEMBER STOCKHOLDERS	5

IV.	MINIMUM STOCK REQUIREMENT	6

	A. CALCULATION OF MINIMUM STOCK REQUIREMENT	6

	B. AUTHORIZED RANGES	7

	1. Authorized Ranges for Membership Stock Requirement	7

	2. Authorized Ranges for Activity-Based Stock Requirement	7

	3. No Adjustment Outside Authorized Ranges Without Plan Amendment	7

	C. ADJUSTMENTS TO MINIMUM STOCK REQUIREMENTS	7

	1. Notice of Change in Minimum Stock Investment Requirement	7

	2. Adjustment to Membership Stock Requirement	8

	3. Adjustment to Activity-Based Stock Requirement	9

	4. Application of Change Within Authorized Ranges	10

V.	OWNERSHIP AND TRANSFER OF CAPITAL STOCK	11

VI.	VOTING RIGHTS	11

VII.	DIVIDENDS	11

	A. DECLARATION OF DIVIDENDS	11

	B. NO PREFERENCE	11

	C. STOCK HELD BY WITHDRAWING OR FORMER MEMBER	11

VIII.	LIQUIDATION, MERGER OR CONSOLIDATION	12

	A. LIQUIDATION	12

	B. MERGER OR CONSOLIDATION	12

	C. NO LIMITATION ON FINANCE AGENCY’S AUTHORITY	12

IX.	REDEMPTION AND REPURCHASE OF CAPITAL STOCK (CONTINUING MEMBERSHIP)	12

	A. REDEMPTION UPON APPLICATION BY THE MEMBER	12

	1. Conditions Applicable to Redemption	12

	2. Cancellation of Redemption Notice	12

	3. Redemption	13

	B. REPURCHASE UPON INITIATION BY THE BANK	13

	C. CONTINUED BENEFITS OF OWNERSHIP PRIOR TO REDEMPTION OR REPURCHASE	13

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X.	REDEMPTION AND REPURCHASE OF CAPITAL STOCK (WITHDRAWAL OR TERMINATION OF MEMBERSHIP)	13

	A. VOLUNTARY WITHDRAWAL	13

	1. Notice of Intention to Withdraw from Membership	13

	2. Termination of Membership	14

	3. Continued Benefits of Membership Prior to Termination	14

	4. Cancellation of Notice of Withdrawal	14

	5. Circumstances Requiring Finance Agency Certification for Withdrawal	14

	B. TERMINATION OF MEMBERSHIP AS A RESULT OF A CONSOLIDATION OR RELOCATION	15

	1. Consolidation of Members	15

	2. Consolidation into Nonmember	15

	3. Relocation of Member	16

	C. OTHER INVOLUNTARY TERMINATION OF MEMBERSHIP	16

	D. REDEMPTION	17

XI.	LIMITATIONS ON REDEMPTION AND REPURCHASE OF CAPITAL STOCK	17

	A. LIMITATIONS DUE TO CHARGES AGAINST CAPITAL STOCK	17

	B. LIMITATIONS DUE TO FAILURE TO SATISFY MINIMUM REQUIREMENTS	17

	C. OTHER RESTRICTIONS ON REDEMPTION	17

	D. OTHER RESTRICTIONS ON REPURCHASE	18

	E. NOTICE OF SUSPENSION OF REPURCHASES OR REDEMPTIONS	18

	F. NO PRIORITY FOR NOTICES OF REDEMPTION IN THE EVENT OF LIQUIDATION	18

XII.	DISPOSITION OF CLAIMS	18

	A. IN GENERAL	18

	B. LIEN ON CAPITAL STOCK	18

	C. PREPAYMENT FEES	19

XIII.	RETAINED EARNINGS ENHANCEMENT IMPLEMENTATION AND DEFINITIONS	19

	A. IMPLEMENTATION	19

	B. DEFINITIONS APPLICABLE TO SECTION XIII	19

	C. ESTABLISHMENT OF RESTRICTED RETAINED EARNINGS	22

	1. Segregation of Account	22

	2. Funding of Account	22

	3. No Effect on Rights of Shareholders as Owners of Retained Earnings	23

	D. LIMITATION ON DIVIDENDS, STOCK PURCHASE AND STOCK REDEMPTION	24

	1. General Rule on Dividends	24

	2. Limitations on Repurchase and Redemption	24

	E. TERMINATION OF RETAINED EARNINGS CAPITAL PLAN AMENDMENT OBLIGATIONS	24

	1. Notice of Automatic Termination Event	24

	2. Notice of Voluntary Termination	25

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	3. Consequences of an Automatic Termination Event or Vote to Terminate the Agreement	26

XIV.	AMENDMENT TO THE PLAN	26

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CAPITAL PLAN OF THE

FEDERAL HOME LOAN BANK OF ATLANTA

I.	Definitions

For the purposes of this Plan, all capitalized terms used but not defined elsewhere have the following meanings:

Acquired Member Assets (“AMA”) means assets acquired by the Bank from a Member pursuant to Part 955 of the Regulations.

Acquired Member Asset Stock Requirement means the amount of Subclass B2 Capital Stock (rounded up to the nearest whole share) that a Member must own for as long as the Bank owns any Acquired Member Asset sold by the Member to the Bank.

Acquired Member Asset Stock Retention Requirement means the amount of Subclass B2 Capital Stock (rounded up to the nearest whole share) that a Former Member or Nonmember Stockholder must own for as long as the Bank owns any Acquired Member Asset sold by the Former Member to the Bank. The Acquired Member Asset Stock Retention Requirement for a Former Member or Nonmember Stockholder shall be calculated according to the same formula used to calculate the Acquired Member Asset Stock Requirement for a Member.

Act means the Federal Home Loan Bank Act, as amended from time to time.

Activity-Based Stock Requirement means the amount of Subclass B2 Capital Stock (rounded up to the nearest whole share) that a Member must own for as long as a particular transaction between the Bank and the Member remains outstanding.

Activity-Based Stock Retention Requirement means the amount of Subclass B2 Capital Stock (rounded up to the nearest whole share) that a Former Member or Nonmember Stockholder must own for as long as a particular transaction between the Bank and the Former Member remains outstanding. The Activity-Based Stock Retention Requirement for a Former Member or Nonmember Stockholder shall be calculated according to the same formula used to calculate the Activity-Based Stock Requirement for a Member.

Advance or Advances means the principal balance of all loans from the Bank to a Member or Former Member that are outstanding from time to time and that are (1) provided pursuant to a written agreement, (2) supported by a note or other written evidence of the borrower’s obligation, and (3) fully secured by collateral in accordance with the Act and the Regulations, including, without limitation, all such loans that are outstanding on the Conversion Date.

Advances Stock Requirement means the amount of Subclass B2 Capital Stock (rounded up to the nearest whole share) that a Member must own for as long as Advances made by the Bank to the Member remain outstanding.

Advances Stock Retention Requirement means the amount of Subclass B2 Capital Stock (rounded up to the nearest whole share) that a Former Member or Nonmember Stockholder must own for as long as Advances made by the Bank to the Former Member remain outstanding. The Advances Stock Retention Requirement for a Former Member or Nonmember Stockholder shall be calculated according to the same formula used to calculate the Advances Stock Requirement for a Member.

Bank means the Federal Home Loan Bank of Atlanta.

Board of Directors means the board of directors of the Bank.

Business Day means any day on which the Bank is open to conduct business.

Capital Stock means capital stock that has the characteristics of class B stock as described in the Act and the Regulations.

Consolidation means a merger, a consolidation, a sale of all, or substantially all, of the assets and liabilities of an entity to another entity, or other similar transaction.

Conversion Date means December 17, 2004.

Daily Investment Account means a Member’s, Former Member’s or Nonmember Stockholder’s demand deposit transaction account established at the Bank.

Excess Stock (or “Excess Shares”) means the amount of each subclass of Capital Stock held by a Member, Former Member or Nonmember Stockholder that exceeds the amount of Capital Stock for that subclass that the Member, Former Member or Nonmember Stockholder is required to own in accordance with the provisions of the Plan.

Excess Stock Threshold Amount means the amount, as determined by the Bank from time to time, of Excess Shares of Subclass B2 Capital Stock that generally shall trigger the Repurchase by the Bank of some or all of such Excess Shares of Subclass B2 Capital Stock owned by the Member, Former Member or Nonmember Stockholder.

Exchange means the exchange on the Bank’s books of each share of Bank stock outstanding prior to the exchange on the Conversion Date for one share of Capital Stock, upon which each share of Bank stock shall be retired.

Finance Agency means, as the context requires, either (1) the Federal Housing Finance Agency, (2) any successor agency, or (3) the Federal Housing Finance Board, the predecessor agency to the Federal Housing Finance Agency.

Former Member means an institution, other than a Member or Nonmember Stockholder, that owns Capital Stock, and includes without limitation (1) an institution that has withdrawn voluntarily from Membership, (2) an institution whose Membership has been terminated and ceased to exist as a result of Consolidation and the Capital Stock of which is now owned by a Nonmember Stockholder, (3) an institution whose Membership has been terminated as a result of Relocation outside of the Bank’s district, and (4) an institution whose Membership has been terminated involuntarily pursuant to Section X.C. of this Plan.

GAAP means generally accepted accounting principles in the United States.

Indebtedness means all indebtedness of a Member, Former Member or Nonmember Stockholder to the Bank that is outstanding from time to time, including, without limitation, all Advances and all other obligations and liabilities of the Member, Former Member or Nonmember Stockholder to the Bank.

Issue or Issuance means the issuance of Capital Stock to a Member, Former Member or Nonmember Stockholder by the Bank (1) in the Exchange or (2) in a sale or (3) as a dividend.

Member means any institution, other than a Former Member, that has been approved for Membership in the Bank and has purchased and owns the required amount of Capital Stock.

Membership means membership in the Bank.

Membership Stock Requirement means the amount of Subclass B1 Capital Stock (rounded up to the nearest whole share) that a Member must own in order to become and remain a Member.

Membership Stock Retention Requirement means the amount of Subclass B1 Capital Stock (rounded up to the nearest whole share) that a Former Member or Nonmember Stockholder must own until the expiration of the Redemption Period applicable to the Capital Stock. The Membership Stock Retention Requirement for a Former Member or Nonmember Stockholder shall be the amount of Capital Stock that comprised the Former Member’s Membership Stock Requirement on the date on which its Membership was terminated, unless adjusted in accordance with the provisions of Section IV.C.2.c. of this Plan.

Minimum Regulatory Capital Requirement means each and all of the following: (1) the Regulatory Leverage Capital Requirement, (2) the Regulatory Risk-Based Capital Requirement, and (3) the Regulatory Total Capital Requirement.

Minimum Stock Requirement for a Member means the sum of (1) the Member’s Membership Stock Requirement, and (2) the Member’s Activity-Based Stock Requirement.

Minimum Stock Retention Requirement for a Former Member or Nonmember Stockholder means the sum of (1) the Former Member’s or Nonmember Stockholder’s Membership Stock Retention Requirement, and (2) the Former Member’s or Nonmember Stockholder’s Activity-Based Stock Retention Requirement.

Nonmember Stockholder means an institution, other than a Member or a Former Member, that owns Capital Stock, and has acquired a Member or Former Member in connection with a Consolidation.

Notice to Members (or “Notice”) means any written notice from the Bank to Members, Former Members or Nonmember Stockholders regarding any element of the Plan, and also includes any electronic writing related to the Plan, including electronic mail.

Opt-Out Date means November 17, 2004.

Permanent Capital means the sum of (1) the amount of the retained earnings of the Bank, determined in accordance with GAAP, and (2) the amounts paid-in for Capital Stock.

Plan means this capital plan as adopted by the Board of Directors and approved by the Finance Agency.

Principal Place of Business means, for an institution, the state in which the institution maintains its home office established as such in conformity with the laws under which the institution is organized, or, if such institution has designated another state as such institution’s principal place of business in accordance with Section 1263.18(c) of the Regulations, such other state.

Record Date means December 31 of the prior calendar year.

Redeem or Redemption means the acquisition and retirement by the Bank of Capital Stock and payment at par value to a Member, Former Member or Nonmember Stockholder following the expiration of the Redemption Period.

Redemption Period for Capital Stock means the five-year period following (1) the Bank’s receipt of a Member’s written Redemption notice to the Bank provided in accordance with the provisions of Section IX. of the Plan, (2) the Bank’s receipt of a Member’s written notice to the Bank of the Member’s intention to withdraw from Membership provided in accordance with the provisions of Section X. of the Plan, or the date of acquisition or receipt by the Member of any additional shares of Capital Stock after the Bank’s receipt of such notice, (3) a Member’s termination from Membership as a result of a Consolidation into a nonmember, or the date of acquisition or receipt by the successor to the Member of any additional shares of Capital Stock after such Member’s termination from Membership, (4) a Member’s termination from Membership as a result of Relocation, or the date of acquisition or receipt by such Member of any additional shares of Capital Stock after the termination of Membership, or (5) a Member’s involuntary termination from its Membership, or the date of acquisition or receipt by such Member of any additional shares of Capital Stock after the termination of its Membership.

Regulations mean the regulations of the Finance Agency, as amended from time to time.

Regulatory Leverage Capital Requirement means the ratio of Total Capital to total assets that the Bank is required to maintain in accordance with the Regulations.

Regulatory Risk-Based Capital Requirement means the amount of Permanent Capital that the Bank is required to maintain in accordance with the Regulations.

Regulatory Total Capital Requirement means the amount of Total Capital that the Bank is required to maintain in accordance with the Regulations.

Relocation means an institution’s Principal Place of Business is no longer located or designated in a state within the Bank’s district.

Repurchase means the acquisition and retirement by the Bank of Excess Stock and payment at par value to a Member, Former Member or Nonmember Stockholder without regard to the expiration of any Redemption Period.

Targeted Debt/Equity Investment means a debt or equity investment that meets the criteria set forth in Section 1265.3(e) of the Regulations.

Targeted Debt/Equity Investment Stock Requirement means the amount of Subclass B2 Capital Stock (rounded up to the nearest whole share) that a Member must own for as long as the Bank owns any Targeted Debt/Equity Investment sold by the Member to the Bank.

Targeted Debt/Equity Investment Stock Retention Requirement means the amount of Subclass B2 Capital Stock (rounded up to the nearest whole share) that a Former Member or Nonmember Stockholder must own for as long as the Bank owns any Targeted Debt/Equity Investment sold by the Former Member to the Bank.

Total Capital means the sum of (1) Permanent Capital; (2) the amount of any general allowance for losses reserved on the books of the Bank; and (3) the value of other instruments identified in the Plan that the Finance Agency has determined by regulation to be available to absorb losses incurred by the Bank.

II.	Capital Stock

A.	Characteristics of Capital Stock

The Board of Directors hereby authorizes the Bank to Issue, Redeem, and Repurchase Capital Stock, and take other actions in accordance with the provisions of the Plan, at the Exchange and thereafter. Capital Stock shall have a par value of $100 per share and shall be Issued, Redeemed, and Repurchased only at its stated par value.

The Bank may Issue Capital Stock only in book-entry form, only in whole shares, and only in the following subclasses: (i) Subclass B1, which a Member must own in order to become and remain a Member and (ii) Subclass B2, which a Member must own for as long as certain transactions between the Bank and the Member remain outstanding. A Member may not use shares of (i) Subclass B1 Capital Stock to meet any Activity-Based Stock Requirement or (ii) Subclass B2 Capital Stock to meet any Membership Stock Requirement.

B.	Interest in Retained Earnings

Each Issued and outstanding share of Capital Stock shall represent an undivided ownership interest (proportionate to the number of shares of Capital Stock Issued and outstanding from time to time) in the retained earnings, paid-in surplus, undivided profits, and equity reserves of the Bank. No Member, Former Member or Nonmember Stockholder shall have a right to receive a distribution of its undivided interest in the retained earnings, paid-in surplus, undivided profits, or equity reserves of the Bank at any time, including but not limited to, upon withdrawal or termination from Membership, except through a dividend or capital distribution approved by the Board of Directors or as a result of the liquidation of the Bank.

III.	Issuance of Capital Stock

A.	Subject to Plan

The terms, rights, and preferences applicable to any Capital Stock Issued by the Bank shall be identical to those set forth in this Plan. The Bank may not Issue Capital Stock other than in accordance with the Regulations and this Plan.

B.	New Members

Within 60 calendar days following Membership approval by the Bank, an approved applicant must purchase and hold sufficient shares of Capital Stock to satisfy its Minimum Stock Requirement in effect on the date of the purchase. The Membership Stock Requirement for a new Member shall be calculated using the applicant’s total assets as of the most recent quarter-end for which data is available.

C.	Former Members and Nonmember Stockholders

Any Former Member or Nonmember Stockholder must purchase and hold sufficient shares of Capital Stock to satisfy its Minimum Stock Retention Requirement.

IV.	Minimum Stock Requirement

A.	Calculation of Minimum Stock Requirement

From time to time, the Board of Directors shall set the Minimum Stock Requirement for Members so that the aggregate of (i) the Minimum Stock Requirements of all Members and (ii) the Minimum Stock Retention Requirements of all Former Members and Nonmember Stockholders is sufficient for the Bank to meet its Minimum Regulatory Capital Requirement. The Board of Directors shall have a continuing obligation to review and adjust the Minimum Stock Requirement to ensure that the Bank remains in compliance with its Minimum Regulatory Capital Requirement. Each Member shall comply promptly with any such requirement. As of the Conversion Date, and for as long as its Membership continues or a relevant transaction is outstanding, each Member shall hold Capital Stock in an amount equal to the sum of:

1.	The Member’s Membership Stock Requirement, which shall be shares of Subclass B1 Capital Stock equal to the lesser of:

a.	The percentage (initially 0.20%) of the Member’s total assets as of the Record Date specified by the Board of Directors in accordance with Section IV.B. of this Plan; or

b.	The dollar cap (initially $25 million) on the Subclass B1 Membership Stock Requirement applicable to all Members specified by the Board of Directors in accordance with Section IV.B. of this Plan; plus

2.	The Member’s Activity-Based Stock Requirement, which shall be shares of Subclass B2 Capital Stock equal to the sum of:

a.	The Member’s Advances Stock Requirement, which shall be the percentage (initially 4.50%) of the Member’s outstanding Advances specified by the Board of Directors in accordance with Section IV.B. of this Plan; plus

b.	The Member’s Acquired Member Asset Stock Requirement, which shall be the percentage (initially 0.00%) of any Acquired Member Asset sold by the Member to the Bank specified by the Board of Directors in accordance with Section IV.B. of this Plan; plus

c.	The Member’s Targeted Debt/Equity Investment Stock Requirement, which shall be the percentage (initially 8.00%) of any Targeted Debt/Equity Investment sold by the Member and owned by the Bank specified by the Board of Directors in accordance with Section IV.B. of this Plan.

Provided, however, that (i) the Member’s Acquired Member Asset Stock Requirement shall not include any Acquired Member Asset sold by the Member and owned by the Bank pursuant to a master commitment executed prior to the Conversion Date; and (ii) the Member’s Targeted Debt/Equity Investment Stock Requirement shall not include any Targeted Debt/Equity Investment sold by the Member and owned by the Bank prior to the Conversion Date.

The Bank provided at least 75 days’ advance notice of the initial factors used to calculate, and the dollar cap applicable to, the Minimum Stock Requirement via a Notice to Members. Such Notice was also provided to any institution with a pending application for Membership on the date of the Notice and to any institution that requested or submitted an application for Membership subsequent to the date of the Notice, but prior to the Conversion Date.

B.	Authorized Ranges

1.	Authorized Ranges for Membership Stock Requirement

From time to time, the Board of Directors may adjust the factor used to calculate the Membership Stock Requirement to an amount of Subclass B1 Capital Stock equal to but not less than 0.05% nor greater than 0.40% of the Member’s total assets.

From time to time, the Board of Directors may adjust the dollar cap applicable to the Membership Stock Requirement to an amount of Subclass B1 Capital Stock equal to but not less than $15 million nor greater than $35 million.

2.	Authorized Ranges for Activity-Based Stock Requirement

From time to time, the Board of Directors may adjust the Activity-Based Stock Requirement to an amount equal to the sum of:

a.	The Advances Stock Requirement, which shall equal an amount of Subclass B2 Capital Stock not less than 3.50% nor greater than 6.00% of the Member’s outstanding Advances; plus

b.	The Acquired Member Asset Stock Requirement, which shall equal an amount of Subclass B2 Capital Stock not less than 0.00% nor greater than 6.00% of any Acquired Member Asset sold by the Member and owned by the Bank; plus

c.	The Targeted Debt/Equity Investment Stock Requirement, which shall equal an amount of Subclass B2 Capital Stock not less than 6.00% nor greater than 9.00% of any Targeted Debt/Equity Investment sold by the Member and owned by the Bank.

3.	No Adjustment Outside Authorized Ranges Without Plan Amendment

The Bank may not adjust the factors or the dollar cap used to calculate the Membership Stock Requirement or the Activity-Based Stock Requirement outside the ranges authorized in this Section IV.B., except upon an amendment to the Plan approved by the Board of Directors and the Finance Agency.

C.	Adjustments to Minimum Stock Requirements

1.	Notice of Change in Minimum Stock Investment Requirement

The Bank shall provide a Notice to Members at least 10 business days prior to the effective date of any change in the Membership Stock Requirement or Activity-Based Stock Requirement approved by the Board of Directors within the ranges authorized under Section IV.B. of this Plan.

2.	Adjustment to Membership Stock Requirement

a.	Annual Recalculation

No later than March 31 of each year, the Bank shall recalculate the Membership Stock Requirement of each Member holding Membership on the Record Date using financial data as of the Record Date. The Bank shall provide a Notice to Members at least 10 business days prior to the date of the transaction to adjust the Member’s Subclass B1 Capital Stock balance to the new Membership Stock Requirement. In its discretion, the Bank may recalculate any Member’s Membership Stock Requirement more frequently, using financial data from the fiscal year-end or the fiscal quarter-end immediately preceding the date of such recalculation, whichever period data is most-recently available.

b.	Recalculation Due to Adjustment Within Authorized Ranges

The Bank shall recalculate each Member’s Membership Stock Requirement on the effective date of any adjustment to the factors and/or dollar cap used to calculate the Membership Stock Requirement within the authorized ranges described in Section IV.B of this Plan, using either the most recently available quarter-end financial data or financial data as of the prior calendar year-end, as determined by the Bank and specified in the Notice to Members.

c.	Recalculation Due to Termination of Membership as a Result of Consolidation, Relocation or Involuntary Action

The Bank, in its sole discretion, may recalculate the Membership Stock Retention Requirement for a Nonmember Stockholder or Former Member after the termination of the Former Member’s Membership as a result of a Consolidation, Relocation or involuntary action as specified in Section X.C. of this Plan. In the case of a termination of a Former Member’s Membership as a result of the appointment of a receiver, liquidating agent or similar party for such Former Member, and after the Bank, in its sole discretion, has determined that the Former Member has satisfied all outstanding obligations to the Bank, the Membership Stock Retention Requirement for such Former Member shall be zero.

d.	Adjustment Transaction

If any adjustment results in an increase to the Member’s Membership Stock Requirement, on the transaction date specified in the Notice to Members the Bank shall (i) Issue sufficient additional shares of Subclass B1 Capital Stock so that the Member meets its Membership Stock Requirement; and (ii) debit the Member’s Daily Investment Account in the amount of the par value of the additional shares of Subclass B1 Capital Stock Issued. In the event that the Member’s Daily Investment Account reflects insufficient funds, the Bank may take any of the actions authorized pursuant to the account terms and conditions then in effect.

If any adjustment results in a decrease to a Member’s Membership Stock Requirement or a Former Member’s or Nonmember Stockholder’s Membership Stock Retention Requirement, on the transaction date specified in the Notice to Members, the Bank, in its discretion, may Repurchase any Excess Shares of Subclass B1 Capital Stock then held by the Member, Former Member or Nonmember Stockholder. The Notice to Members shall specify whether the Bank will Repurchase any Excess Shares of Subclass B1 Capital

Stock. If the Bank will Repurchase only a portion of the Excess Shares, the Notice to Members shall specify either the amount of Excess Shares that the Bank will Repurchase or the methodology used to determine the amount of Excess Shares that the Bank will Repurchase.

3.	Adjustment to Activity-Based Stock Requirement

a.	Recalculation of Activity-Based Requirement

The Bank shall recalculate each Member’s Activity-Based Stock Requirement or each Former Member’s or Nonmember Stockholder’s Activity-Based Stock Retention Requirement at the time of any change in the amount of transactions outstanding between the Bank and the Member, Former Member or Nonmember Stockholder and on the effective date of any adjustment to the factors used in calculating the Activity-Based Stock Requirement within the authorized ranges described in Section IV.B. Any adjustment to the Activity-Based Stock Requirement for Members also shall apply to the Activity-Based Stock Retention Requirement for Former Members and Nonmember Stockholders. This Plan shall constitute Notice to Members of any change in the Member’s, Former Member’s or Nonmember Stockholder’s Activity-Based Stock Requirement resulting from a change in the amount of transactions outstanding between the Bank and the Member, Former Member or Nonmember Stockholder.

b.	Adjustment Transaction

If the adjustment results in an increase to a Member’s Activity-Based Stock Requirement, the Bank shall (i) Issue sufficient additional shares of Subclass B2 Capital Stock so that the Member meets its Activity-Based Stock Requirement; and (ii) debit the Member’s Daily Investment Account in the amount of the par value of the additional shares of Subclass B2 Capital Stock Issued. In the event that the Member’s Daily Investment Account reflects insufficient funds, the Bank may take any of the actions authorized pursuant to the account terms and conditions then in effect.

If the adjustment results in a decrease to a Member’s Activity-Based Stock Requirement or to a Former Member’s or Nonmember Stockholder’s Activity-Based Stock Retention Requirement, and the decrease results in ownership by the Member, Former Member or Nonmember Stockholder of an amount of Subclass B2 Capital Stock that exceeds the Excess Stock Threshold Amount, or in the case of a Former Member or Nonmember Stockholder with no outstanding Indebtedness, is less than the Excess Stock Threshold Amount, the Bank generally shall promptly Repurchase some or all of the Excess Shares of Subclass B2 Capital Stock held by the Member, Former Member or Nonmember Stockholder. This Plan shall constitute Notice of the Bank’s general practice to promptly Repurchase some or all of the Excess Shares of Subclass B2 Capital Stock held by the Member, Former Member or Nonmember Stockholder when the par value of Excess Shares of Subclass B2 Capital Stock held by such Member exceeds the Excess Stock Threshold Amount, or in the case of a Former Member or Nonmember Stockholder with no outstanding Indebtedness, is less than the Excess Stock Threshold Amount.

In the event that the Bank suspends such Repurchases, the Bank shall provide a Notice to Members in accordance with Section XI.E. of this Plan.

c.	Notice Regarding Excess Stock Threshold Amount

The Excess Stock Threshold Amount is $100,000.

The Bank shall provide a Notice to Members at least five business days prior to the effective date of any change in the Excess Stock Threshold Amount. Such Notice to Members shall include the par value of Excess Shares of Subclass B2 Capital Stock, if any, that the Bank generally shall permit the Member, Former Member or Nonmember Stockholder to retain when the amount of Subclass B2 Capital Stock held by the Member, Former Member or Nonmember Stockholder exceeds the Excess Stock Threshold Amount.

4.	Application of Change Within Authorized Ranges

The Bank shall apply any adjustment caused by a change within the authorized ranges to the factors and/or dollar cap used in calculating the Membership Stock Requirement, the Activity-Based Stock Requirement, and the Activity-Based Stock Retention Requirement either retroactively or prospectively, as outlined below:

a.	Any adjustment caused by a change to the factor and/or dollar cap used in calculating the Membership Stock Requirement shall be applied retroactively by applying the new factor and/or dollar cap to the Member’s total assets as of the date specified in accordance with Section IV.C.2. of this Plan.

b.	Any adjustment caused by a change to the factor used in calculating the Advances Stock Requirement shall be applied retroactively by applying the new factor to the outstanding balance of advances on the effective date of the change as specified in the Notice to Members. Any retroactive application of an adjustment to the Advances Stock Requirement also shall apply to the Advances Stock Retention Requirement.

c.	If the adjustment results in an increase to the factor used to calculate the Acquired Member Asset Stock Requirement, the Bank shall apply the new requirement on a prospective basis only to any Acquired Member Asset sold by the Member and owned by the Bank pursuant to a master commitment executed subsequent to the effective date of the adjustment.

d.	If the adjustment results in a decrease to the factor used to calculate the Acquired Member Asset Stock Requirement, the Bank, in its sole discretion, may apply the new requirement (i) on a prospective basis only to any Acquired Member Asset sold by the Member and owned by the Bank pursuant to a master commitment executed subsequent to the effective date of the adjustment, or (ii) on a retroactive and a prospective basis to any Acquired Member Asset sold by the Member or Former Member and owned by the Bank on the effective date of the change, as well as to Acquired Member Asset sold by the Member and owned by the Bank subsequent to the effective date of the adjustment. Any retroactive application of an adjustment to the Acquired Member Asset Stock Requirement shall also apply to the Acquired Member Asset Stock Retention Requirement.

e.	If the adjustment results in an increase to the factor used to calculate the Targeted Debt/Equity Investment Stock Requirement, the Bank shall apply the new requirement on a prospective basis only to any Targeted Debt/Equity Investment sold by the Member and owned by the Bank subsequent to the effective date of the adjustment.

V.	Ownership and Transfer of Capital Stock

Except for any Former Member or Nonmember Stockholder subject to a Minimum Stock Retention Requirement, Capital Stock may only be Issued to or held by Members. Capital Stock shall be tradable only between the Bank, on the one hand, and Members, Former Members and Nonmember Stockholders, on the other, and any transfer of Capital Stock shall be made at par value. The Bank shall act as the transfer agent for any such transfer, and it shall record promptly the transaction on the books of the Bank. Transfers among any Member, Former Member and Nonmember Stockholder are prohibited, except as approved by the Bank in connection with a Consolidation.

VI.	Voting Rights

The Members shall be entitled to vote in connection with the election of directors in accordance with the provisions of the Act and the Regulations. A Member may cast in any such election a number of votes equal to the number of shares of Capital Stock that it was required to hold pursuant to Section IV. of the Plan as of the Record Date; provided, however, that the number of votes that any Member may cast in any such election shall not exceed the average of the number of shares of Capital Stock that all Members located in that Member’s state were required to hold pursuant to Section IV. of the Plan as of the Record Date. For purposes of this Section VI., “Member” includes any Member that was a Member as of the Record Date, any Former Member that was a Member as of the Record Date and any Nonmember Stockholder whose predecessor-in-interest was a Member as of the Record Date.

VII.	Dividends

A.	Declaration of Dividends

From time to time, the Board of Directors, in its sole discretion (subject to the regulatory oversight of the Finance Agency), may declare and the Bank may pay dividends on Capital Stock. Any such dividend may be paid in the form of cash or Capital Stock, shall be paid to the Members, Former Members and Nonmember Stockholders holding Capital Stock during the time period for which the dividend is declared, and shall be computed on the amount of time during the relevant time period that the Capital Stock was outstanding. The amount of any dividend paid in the form of Capital Stock shall be rounded down to the nearest whole share, and the remainder, if any, shall be paid in the form of cash.

The Bank may not pay any dividend if it is not in compliance with its Minimum Regulatory Capital Requirement or if, after paying such dividend, it would fail to comply with its Minimum Regulatory Capital Requirement.

B.	No Preference

All Capital Stock shall share in any dividends without preference. Any dividends shall be payable only from the net earnings or retained earnings of the Bank, determined in accordance with generally accepted accounting principles.

C.	Stock Held by Withdrawing or Former Member

A Member, Former Member or Nonmember Stockholder shall be entitled to receive any dividends attributable to its Capital Stock (subject to the Bank’s lien thereon) through the date of Redemption or Repurchase by the Bank.

VIII.	Liquidation, Merger or Consolidation

A.	Liquidation

In the event of the liquidation of the Bank, after making provision for the payment of the Bank’s liabilities, the Bank shall pay to each Member, Former Member and Nonmember Stockholder the par value of its Capital Stock; provided, however, that if sufficient funds are not available to make payment in full to all Members, Former Members and Nonmember Stockholders, payment shall occur on a pro rata basis. In addition, any undistributed retained earnings, paid-in surplus, undivided profits, equity reserves, and other assets not otherwise identified shall be allocated among the Members, Former Members and Nonmember Stockholders, in proportion to the number of shares of Capital Stock owned by each.

B.	Merger or Consolidation

In the event that the Bank merges with or consolidates into another Federal Home Loan Bank, the Members, Former Members and Nonmember Stockholders shall be entitled to the rights and benefits set forth in the agreement of merger or consolidation approved by the Board of Directors and the Finance Agency.

C.	No Limitation on Finance Agency’s Authority

Notwithstanding the provisions of Section VIII.A. and B., no provision of this Plan shall limit the authority of the Finance Agency to prescribe rules, regulations or orders governing the liquidation or reorganization of the Bank.

IX.	Redemption and Repurchase of Capital Stock (Continuing Membership)

A.	Redemption Upon Application by the Member

1.	Conditions Applicable to Redemption

Subject to the limitations in Section XI. of this Plan, a Member may obtain Redemption of its Capital Stock by providing a written Redemption notice to the Bank, in a form acceptable to the Bank. The Redemption notice must identify the particular subclass and number of shares to be Redeemed, and the identified shares may not be the subject of an outstanding Redemption notice. If the Redemption notice fails to identify either the particular subclass or the number of shares to be Redeemed, or if the shares identified in the Redemption notice are subject to a pending Redemption notice, the Redemption notice shall be deemed invalid.

2.	Cancellation of Redemption Notice

a.	Cancellation by Member

A Member may cancel its Redemption notice at any time prior to the expiration of the Redemption Period by providing a written cancellation notice to the Bank. Any Member that cancels its Redemption notice shall pay a fee to the Bank equal to the greater of (i) $500, or (ii) two basis points (.02%) multiplied by the par value of the number of shares of Capital Stock subject to the Redemption notice.

b.	Automatic Cancellation of Redemption Notice

The Bank shall not Redeem a Member’s Capital Stock if, following the Redemption, the Member would fail to meet its Minimum Stock Requirement. If, upon expiration of the Redemption Period, the Bank is prevented from Redeeming a Member’s Capital Stock for such reason, the Bank shall attempt the Redemption on each of the five business days following the expiration of the Redemption Period. If at the end of such time the Bank is prevented from Redeeming the Member’s Capital Stock because, following the Redemption, the Member would fail to meet its Minimum Stock Requirement, the Bank shall automatically cancel the Member’s Redemption notice. Such automatic cancellation shall have the same effect as a notice of cancellation provided by the Member to the Bank.

c.	Waiver of Cancellation Fee

The Board of Directors may waive a cancellation fee only for bona fide business purposes and only if consistent with the provisions of Section 7(j) of the Act.

3.	Redemption

Except as set forth in Sections IX.A.2 and XI., and so long as the Member has complied with the conditions set forth in Section IX.A.1., the Bank shall Redeem the Member’s Capital Stock upon expiration of the Redemption Period.

B.	Repurchase Upon Initiation by the Bank

The Bank may Repurchase Excess Shares of Subclass B1 Capital Stock and Subclass B2 Capital Stock in accordance with the provisions of Section IV.C. of this Plan. If the Bank intends to Repurchase Excess Stock from a Member, a Former Member or a Nonmember Stockholder that has submitted a Redemption notice pursuant to Section IX.A.1., before Repurchasing any other Excess Stock of the Member, Former Member or Nonmember Stockholder, the Bank shall first Repurchase from that Member, Former Member or Nonmember Stockholder the shares of Excess Stock that are subject to a Redemption notice.

C.	Continued Benefits of Ownership Prior to Redemption or Repurchase

A Member, Former Member or Nonmember Stockholder shall be entitled to receive any dividends attributable to its Capital Stock (subject to the Bank’s lien thereon) through the date of Redemption or Repurchase by the Bank. A Member also shall be entitled to exercise the other benefits associated with ownership of such Capital Stock prior to the date of Redemption or Repurchase.

X.	Redemption and Repurchase of Capital Stock (Withdrawal or Termination of Membership)

A.	Voluntary Withdrawal

1.	Notice of Intention to Withdraw from Membership

A Member may voluntarily withdraw and terminate its Membership by providing to the Bank written notice of its intention to withdraw from Membership. The Redemption Period for all Capital Stock then held by that Member that is not subject to a pending Redemption notice shall begin on the date the notice is received by the Bank.

The Redemption Period for any Capital Stock acquired or received by the Member subsequent to the Bank’s receipt of the Member’s notice of intention to withdraw shall begin on the date of acquisition or receipt of the Capital Stock by the Member; provided, however, that any Capital Stock that is not required to meet the Member’s Minimum Stock Requirement shall be Excess Stock and shall be subject to Repurchase by the Bank.

2.	Termination of Membership

The Membership of a Member that has submitted a notice of intention to withdraw shall terminate on the date on which the Redemption Period ends with respect to the Capital Stock that comprised the Member’s Membership Stock Requirement on the date on which the Bank received the Member’s notice of intention to withdraw, unless the Bank has received written notice from the Member prior to the date on which its Membership terminates that the Member is canceling its notice of intention to withdraw. Until the date on which its Membership terminates, a Member shall continue to maintain Capital Stock sufficient to meet its Minimum Stock Requirement in accordance with the provisions of the Plan.

3.	Continued Benefits of Membership Prior to Termination

A Member that has submitted a notice of intention to withdraw shall be entitled to receive any dividends attributable to its Capital Stock (subject to the Bank’s lien thereon) through the date of Redemption or Repurchase by the Bank. The Member also shall be entitled to exercise the other benefits associated with Membership until the date on which its Membership terminates, but the Bank in its sole discretion (subject to the regulatory oversight of the Finance Agency) may limit a Member’s ability to enter into transactions with the Bank, including but not limited to Advances, that would mature or otherwise terminate subsequent to the date on which its Membership terminates.

4.	Cancellation of Notice of Withdrawal

a.	Conditions Applicable to Cancellation

A Member may cancel its notice of intention to withdraw at any time prior to the date on which its Membership terminates by providing a written cancellation notice to the Bank. Any Member that cancels its notice of intention to withdraw shall pay a fee to the Bank equal to the greater of (i) $500, or (ii) two basis points (.02%) multiplied by the par value of the number of shares of Capital Stock held by the Member on the date the Bank receives the notice of cancellation.

b.	Waiver of Cancellation Fee

The Board of Directors may waive a cancellation fee only for bona fide business purposes and only if consistent with the provisions of Section 7(j) of the Act.

5.	Circumstances Requiring Finance Agency Certification for Withdrawal

No Member may withdraw from Membership unless, on the date that the Membership is to terminate, there is in effect a certification from the Finance Agency that the withdrawal will not cause the Federal Home Loan Bank System to fail to satisfy its obligations under 12 U.S.C. 1441b(f)(2)(C) to contribute toward the interest payments owed on obligations issued by the Resolution Funding Corporation.

B.	Termination of Membership as a Result of a Consolidation or Relocation

1.	Consolidation of Members

Upon Consolidation of two or more Members, the Membership of each disappearing Member shall terminate upon the cancellation of its charter. At such time, the Capital Stock of the disappearing Member shall be transferred on the Bank’s books to the account of the surviving Member. The Redemption Period for the Capital Stock held by the disappearing Member on the date of its termination from Membership and that is not subject to a pending Redemption notice shall not be deemed to begin solely by virtue of the termination from Membership, but shall begin only upon (i) the Bank’s receipt of the surviving Member’s written notice to the Bank requesting Redemption of Capital Stock, (ii) the Bank’s receipt of the surviving Member’s written notice to the Bank of its intention to withdraw from Membership, (iii) the surviving Member’s termination from Membership as a result of a Consolidation into a nonmember, (iv) the surviving Member’s termination from Membership as a result of a Relocation, or (v) the surviving Member’s involuntary termination from Membership.

2.	Consolidation into Nonmember

Upon Consolidation of a Member into an institution that is not a Member pursuant to a transaction in which the surviving institution operates under the charter of the institution that is not a Member, the Membership of the Member shall terminate upon the cancellation of the Member’s charter. The Redemption Period for the Capital Stock held by the disappearing Member on the date of its termination from Membership and that is not subject to a pending Redemption notice shall be deemed to begin, on the date of its termination from Membership. At such time, the Capital Stock of the disappearing Member shall be transferred on the Bank’s books to the account of the surviving institution, a Nonmember Stockholder.

Capital Stock held by a Nonmember Stockholder shall not be deemed automatically to be Excess Stock solely by virtue of the disappearing Member’s termination of Membership; provided, however, that any Capital Stock that is not required to meet the Minimum Stock Retention Requirement for the Nonmember Stockholder, as adjusted pursuant to Section IV.C.2.c. or Section IV.C.3. of this Plan, shall be Excess Stock and shall be subject to Repurchase by the Bank.

The Redemption Period for any Capital Stock acquired or received by a Nonmember Stockholder subsequent to the termination of the disappearing Member’s Membership shall begin on the date of acquisition or receipt of the Capital Stock by the Nonmember Stockholder; provided, however, that any Capital Stock that is not required to meet the Minimum Stock Retention Requirement for the Nonmember Stockholder, as adjusted pursuant to Section IV.C.2.c or Section IV.C.3. of this Plan, shall be Excess Stock and shall be subject to Repurchase by the Bank.

The Nonmember Stockholder shall be entitled to receive any dividends attributable to its Capital Stock (subject to the Bank’s lien thereon) through the date of Redemption or Repurchase by the Bank, but the Nonmember Stockholder shall have no right to exercise any of the other benefits of Membership after the termination of the disappearing Member’s Membership.

3.	Relocation of Member

Upon Relocation by a Member, the Member shall promptly notify the Bank in writing of such Relocation. Upon the later of the receipt of such notice or the effective date of the Relocation, the Membership of the Member shall terminate. The Redemption Period for the Capital Stock held by the Member on the date of its termination from Membership and that is not subject to a pending Redemption notice shall be deemed to begin on the date of its termination from Membership.

Capital Stock held by the Member on the date of its termination from Membership shall not be deemed automatically to be Excess Stock solely by virtue of the Member’s termination of Membership; provided, however, that any Capital Stock that is not required to meet the Minimum Stock Retention Requirement for the Former Member, as adjusted pursuant to Section IV.C.2.c. or Section IV.C.3. of this Plan, shall be Excess Stock and shall be subject to Repurchase by the Bank.

The Redemption Period for any Capital Stock acquired or received by the Former Member subsequent to its termination from Membership shall begin on the date of acquisition or receipt of the Capital Stock by the Former Member; provided, however, that any Capital Stock that is not required to meet the Minimum Stock Retention Requirement of the Former Member, as adjusted pursuant to Section IV.C.2.c. or Section IV.C.3. of this Plan, shall be Excess Stock and shall be subject to Repurchase by the Bank.

The Former Member shall be entitled to receive any dividends attributable to its Capital Stock (subject to the Bank’s lien thereon) through the date of Redemption or Repurchase by the Bank, but the Former Member shall have no right to exercise any of the other benefits of Membership after the termination of its Membership.

C.	Other Involuntary Termination of Membership

The Membership of any Member shall terminate automatically upon the appointment of a receiver, liquidating agent or similar party for such Member.

The Board of Directors may immediately terminate the Membership of any Member that:

1.	Fails to comply with any requirement of the Act, the Regulations, or the Plan;

2.	Becomes insolvent or otherwise subject to the appointment of a conservator, receiver, or other legal custodian under federal or state law; or

3.	Would jeopardize the safety or soundness of the Bank if it were to remain a Member.

Upon termination of the Membership of any Member by action of the Board of Directors or as a result of the appointment of a receiver, liquidating agent or similar party for such Member as provided above, the Redemption Period for all Capital Stock then held by such Former Member that is not subject to a pending Redemption notice shall begin, on the effective date of the Board of Directors’ action or the appointment of such receiver, liquidating agent or similar party.

Capital Stock held by a Former Member whose Membership has been terminated shall not be deemed automatically to be Excess Stock solely by virtue of the termination of Membership; provided, however, that any Capital Stock that is not required to meet the Former Member’s

Minimum Stock Retention Requirement, as adjusted pursuant to Section IV.C.2.c. or Section IV.C.3. of this Plan, shall be Excess Stock and shall be subject to Repurchase by the Bank.

The Redemption Period for any Capital Stock acquired or received by the Former Member subsequent to the termination of Membership shall begin on the date of acquisition or receipt of the Capital Stock by the Former Member; provided, however, that any Capital Stock that is not required to meet the Former Member’s Minimum Stock Retention Requirement, as adjusted pursuant to Section IV.C.2.c. or Section IV.C.3. of this Plan, shall be Excess Stock and shall be subject to Repurchase by the Bank.

The Former Member shall be entitled to receive any dividends attributable to its Capital Stock (subject to the Bank’s lien thereon) through the date of Redemption or Repurchase by the Bank, but the Former Member shall have no right to exercise any of the other benefits of Membership after the termination of Membership.

D.	Redemption

Except as set forth in Section XI., and unless the Former Member or Nonmember Stockholder must continue to comply with an Activity-Based Stock Retention Requirement, the Bank shall Redeem the Former Member’s or Nonmember Stockholder’s Capital Stock upon expiration of the Redemption Period.

XI.	Limitations on Redemption and Repurchase of Capital Stock

A.	Limitations Due to Charges Against Capital Stock

Notwithstanding any other provision of this Plan, if the Finance Agency or the Board of Directors determines that the Bank has incurred or is likely to incur losses that result in, or are likely to result in, charges against Capital Stock that create an other than temporary decline in the Bank’s Total Capital such that the value of Total Capital falls below the Bank’s aggregate amount of Capital Stock, the Bank shall not Redeem or Repurchase any Capital Stock without the prior written approval of the Finance Agency for however long the Bank continues to incur such charges or until the Finance Agency determines that such charges are not expected to continue.

B.	Limitations Due to Failure to Satisfy Minimum Requirements

The Bank shall not Redeem or Repurchase any Capital Stock if, following the Redemption or Repurchase, the Bank would fail to satisfy its Minimum Regulatory Capital Requirement, the Member would fail to maintain its Minimum Stock Requirement, or the Former Member or Nonmember Stockholder would fail to maintain its Minimum Stock Retention Requirement. Further, the Bank shall not Redeem or Repurchase any Capital Stock if prohibited from doing so by any Regulation or Finance Agency order.

C.	Other Restrictions on Redemption

In the event that the Board of Directors, or a committee of the Board of Directors, determines that continued Redemption is not consistent with the Regulations because (i) following such Redemption, the Bank would fail to meet or would be likely to fail to meet its Minimum Regulatory Capital Requirement, or (ii) Redemption would otherwise prevent the Bank from operating in a safe and sound manner, including, without limitation, a reasonable belief that the Redemption would prevent the Bank from maintaining sufficient Permanent Capital or Total Capital against a potential risk that may not be reflected adequately in the Bank’s Minimum Regulatory Capital Requirement, then the Board of Directors, or a committee of the Board of

Directors, in its sole discretion (subject to the regulatory oversight of the Finance Agency), may temporarily suspend Redemptions. The Bank shall not Repurchase any Capital Stock without prior written approval of the Finance Agency during the period that Redemptions are suspended under this provision.

The Bank shall notify the Finance Agency in writing within two Business Days following the determination by the Board of Directors, or a committee of the Board of Directors, to suspend Redemption of Capital Stock, informing the Finance Agency of the reasons for the suspension and of the Bank’s strategies and time frames for addressing the conditions that led to the suspension.

D.	Other Restrictions on Repurchase

On any Business Day that the Repurchase of some or all Excess Shares of Subclass B2 Capital Stock would cause the Bank to fail to satisfy its Minimum Regulatory Capital Requirement, the Bank shall suspend Repurchases until the Bank can honor such Repurchases in full, or the Board of Directors establishes pro rata Repurchase procedures.

E.	Notice of Suspension of Repurchases or Redemptions

The Bank shall provide a Notice to Members regarding the suspension of Redemptions or Repurchases on or before the effective date of the suspension. The Bank shall provide a Notice to Members at least one business day prior to resuming Repurchases or Redemptions.

F.	No Priority for Notices of Redemption in the Event of Liquidation

In the event that the Finance Agency determines to liquidate the Bank, from and after the date of any such determination, all of the Capital Stock held by the Members, Former Members and Nonmember Stockholders whether or not subject to a notice of Redemption or Repurchase, shall thereafter be treated exactly the same, and no further Redemptions or Repurchases shall occur except in connection with the liquidation of the Bank in accordance with the provisions of the Act, the Regulations and this Plan.

XII.	Disposition of Claims

A.	In General

If a Member withdraws from Membership or its Membership is otherwise terminated, the Bank, in its sole discretion (subject to the regulatory oversight of the Finance Agency), shall determine an orderly manner for liquidating all Indebtedness owed by the Former Member or Nonmember Stockholder to the Bank and for settling all other claims against the Former Member or Nonmember Stockholder. After the obligations and claims have been extinguished or settled, the Bank shall return to the Former Member or Nonmember Stockholder the collateral pledged by the Former Member or Nonmember Stockholder to the Bank to secure its obligations to the Bank.

B.	Lien on Capital Stock

The Bank shall have a lien on all of the Capital Stock owned by a Member, Former Member or Nonmember Stockholder, and all dividends and other proceeds of such Capital Stock, to secure the performance by the Member, Former Member or Nonmember Stockholder of its obligations pursuant to the Plan and to secure its performance with respect to any Indebtedness to the Bank or any transaction with the Bank. The Bank shall not Redeem or Repurchase any Capital Stock that is required to meet the Member’s Activity-Based Stock Requirement or the Former Member’s or Nonmember Stockholder’s Activity-Based Stock Retention Requirement until after the relevant Indebtedness or transactions have been extinguished or settled. The Bank shall have the right to collect any dividends and other proceeds of Capital Stock otherwise payable to a Member, Former Member or Nonmember Stockholder in default to satisfy any monetary obligations of the Member, Former Member or Nonmember Stockholder to the Bank or, in the sole discretion of the Bank (subject to the regulatory oversight of the Finance Agency), to pay any dividends to the Member, Former Member or Nonmember Stockholder in Capital Stock.

C.	Prepayment Fees

Any liquidation of Indebtedness that results in payment of the Indebtedness before its stated maturity shall be deemed a prepayment of the Indebtedness, and shall be subject to any fees applicable to the prepayment.

XIII.	Retained Earnings Enhancement Implementation and Definitions

A.	Implementation

The provisions of this Section XIII. shall become effective upon, and only upon, the occurrence of the Interim Capital Plan Amendment Implementation Date. Until the Restriction Termination Date, in the event of any conflict between this Section XIII. and the remainder of this Plan, the applicable terms of this Section XIII shall govern, and shall be interpreted in a manner such that the restrictions set forth therein are supplementary to, and not in lieu of, the requirements of the remainder of this Plan.

B.	Definitions Applicable to Section XIII.

As used in this Section XIII., the following capitalized terms shall have the following meanings. Other capitalized terms used but not defined in this Section XIII. shall have the meanings set forth in Section I. of this Plan.

“Act” means the Federal Home Loan Bank Act, as amended as of the Effective Date.

“Adjustment to Prior Net Income” means either an increase, or a decrease, to a prior calendar quarter’s Quarterly Net Income subsequent to the date on which any allocation to Restricted Retained Earnings for such calendar quarter was made.

“Agreement” means the Joint Capital Enhancement Agreement adopted by the FHLBanks on the Effective Date and amended on the date on which the FHFA has approved the Retained Earnings Capital Plan Amendments for all of the FHLBanks that have issued capital stock pursuant to a capital plan as of the Effective Date.

“Allocation Termination Date” means the date the Bank’s obligation to make allocations to the Restricted Retained Earnings account is terminated permanently. That date is determined pursuant to Section XIII.E.

“Automatic Termination Event” means (i) a change in the Act, or another applicable statute, occurring subsequent to the Effective Date, that will have the effect of creating a new, or higher, assessment or taxation on net income or capital of the FHLBanks, or (ii) a change in the Act, another applicable statute, or the Regulations, occurring subsequent to the Effective Date, that will result in a higher mandatory allocation of an FHLBank’s Quarterly Net Income to any

Retained Earnings account than the annual amount, or total amount, specified in an FHLBank’s capital plan as in effect immediately prior to the Automatic Termination Event.

“Automatic Termination Event Declaration Date” means the date specified in Section XIII.E.1.a. or XIII.E.1.b.

“Bank’s Total Consolidated Obligations” means the daily average carrying value for the calendar quarter, excluding the impact of fair value adjustments (i.e., fair value option and hedging adjustments), of the Bank’s portion of outstanding System Consolidated Obligations for which it is the primary obligor.

“Declaration of Automatic Termination” means a signed statement, executed by officers authorized to sign on behalf of each FHLBank that is a signatory to the statement, in which at least 2/3 of the then existing FHLBanks declare their concurrence that a specific statutory or regulatory change meets the definition of an Automatic Termination Event.

“Dividend” means a distribution of cash, other property, or stock to a Stockholder with respect to its holdings of capital stock.

“Dividend Restriction Period” means any calendar quarter: (i) that includes the REFCORP Termination Date, or occurs subsequent to the REFCORP Termination Date; (ii) that occurs prior to an Allocation Termination Date; and (iii) during which the amount of the Bank’s Restricted Retained Earnings is less than the amount of the Bank’s RREM. If the amount of the Bank’s Restricted Retained Earnings is at least equal to the amount of the Bank’s RREM, and subsequently the Bank’s Restricted Retained Earnings becomes less than its RREM, the Bank shall be deemed to be in a Dividend Restriction Period (unless an Allocation Termination Date has occurred).

“Effective Date” means February 28, 2011.

“FHFA” means the Federal Housing Finance Agency, or any successor thereto.

“FHLBank” means a Federal Home Loan Bank chartered under the Act.

“Interim Capital Plan Amendment Implementation Date” means 31 days after the date by which the FHFA has approved a capital plan amendment substantially the same as the Retained Earnings Capital Plan Amendment for all of the FHLBanks that have issued capital stock pursuant to a capital plan as of the Effective Date.

“Net Loss” means that the Quarterly Net Income of the Bank is negative, or that the annual net income of the Bank calculated on the same basis is negative.

“Quarterly Net Income” means the amount of net income of an FHLBank for a calendar quarter calculated in accordance with GAAP, after deducting the FHLBank’s required contributions for that quarter to the Affordable Housing Program under section 10(j) of the Act, as reported in the FHLBank’s quarterly and annual financial statements filed with the Securities and Exchange Commission.

“REFCORP Termination Date” means the last day of the calendar quarter in which the FHLBanks’ final regular payments are made on obligations to REFCORP in accordance with Section 997.5 of the Regulations and section 21B(f) of the Act.

“Regular Contribution Amount” means the result of (i) 20 percent of Quarterly Net Income; plus (ii) 20 percent of a positive Adjustment to Prior Net Income for any prior calendar quarter that includes the REFCORP Termination Date, or occurred subsequent to the REFCORP Termination Date, to the extent such adjustment has not yet been made in the current calendar quarter; minus (iii) 20 percent of the absolute value of a negative Adjustment to Prior Net Income for any prior calendar quarter that includes the REFCORP Termination Date, or occurred subsequent to the REFCORP Termination Date, to the extent such adjustment has not yet been made in the current calendar quarter.

“Regulations” mean: (i) the rules and regulations of the Federal Housing Finance Board (except to the extent that they may be modified, terminated, set aside or superseded by the Director of the FHFA) in effect on the Effective Date; and (ii) the rules and regulations of the FHFA, as amended from time to time.

“Restricted Retained Earnings” means the cumulative amount of Quarterly Net Income and Adjustments to Prior Net Income allocated to the Bank’s Retained Earnings account restricted pursuant to the Retained Earnings Capital Plan Amendment, and does not include amounts retained in: (i) any accounts in existence at the Bank on the Effective Date; or (ii) any other Retained Earnings accounts subject to restrictions that are not part of the terms of the Retained Earnings Capital Plan Amendment.

“Restricted Retained Earnings Minimum” (“RREM”) means a level of Restricted Retained Earnings calculated as of the last day of each calendar quarter equal to one percent of the Bank’s Total Consolidated Obligations.

“Restriction Termination Date” means the date the restriction on the Bank paying Dividends out of the Restricted Retained Earnings account, or otherwise reallocating funds from the Restricted Retained Earnings account, is terminated permanently. That date is determined pursuant to Section XIII.E.

“Retained Earnings” means the retained earnings of an FHLBank calculated pursuant to GAAP.

“Retained Earnings Capital Plan Amendment” means the amendment to this Plan, made a part thereof, adopted effective on the Interim Capital Plan Amendment Implementation Date adding Section XIII. to this Plan.

“Special Contribution Amount” means the result of: (i) 50 percent of Quarterly Net Income; plus (ii) 50 percent of a positive Adjustment to Prior Net Income for any prior calendar quarter that includes the REFCORP Termination Date, or occurred subsequent to the REFCORP Termination Date, to the extent such adjustment has not yet been made in the current calendar quarter; minus (iii) 50 percent of the absolute value of a negative Adjustment to Prior Net Income for any prior calendar quarter that includes the REFCORP Termination Date, or occurred subsequent to the REFCORP Termination Date, to the extent such adjustment has not yet been made by the current calendar quarter.

“Stockholder” means: (i) an institution that has been approved for membership in the Bank, and has purchased capital stock in accordance with the Regulations; (ii) a former member of the Bank that continues to own capital stock; or (iii) a successor to an entity that was a member of the Bank that continues to own capital stock.

“System Consolidated Obligation” means any bond, debenture, or note authorized under the Regulations to be issued jointly by the FHLBanks pursuant to Section 11(a) of the Act, as amended, or any bond or note previously issued by the Federal Housing Finance Board on behalf of all FHLBanks pursuant to Section 11(c) of the Act, on which the FHLBanks are jointly and severally liable, or any other instrument issued through the Office of Finance, or any successor thereto, under the Act, that is a joint and several liability of all the FHLBanks.

“Total Capital” means Retained Earnings, the amount paid-in for capital stock, the amount of any general allowance for losses, and the amount of other instruments that the FHFA has determined to be available to absorb losses incurred by the Bank.

C.	Establishment of Restricted Retained Earnings

1.	Segregation of Account

No later than the REFCORP Termination Date, the Bank shall establish an account in its official books and records in which to allocate its Restricted Retained Earnings, with such account being segregated on its books and records from the Bank’s Retained Earnings that are not Restricted Retained Earnings for purposes of tracking the accumulation of Restricted Retained Earnings and enforcing the restrictions on the use of the Restricted Retained Earnings imposed in the Retained Earnings Capital Plan Amendment.

2.	Funding of Account

a.	Date on Which Allocation Begins

The Bank shall allocate to its Restricted Retained Earnings account an amount at least equal to the Regular Contribution Amount beginning on the REFCORP Termination Date. The Bank shall allocate amounts to the Restricted Retained Earnings account only through contributions from its Quarterly Net Income or Adjustments to Prior Net Income occurring on or after the REFCORP Termination Date, but nothing in the Retained Earnings Capital Plan Amendment shall prevent the Bank from allocating a greater percentage of its Quarterly Net Income or positive Adjustment to Prior Net Income to its Restricted Retained Earnings account than the percentages set forth in the Retained Earnings Capital Plan Amendment.

b.	Ongoing Allocation

During any Dividend Restriction Period that occurs before the Allocation Termination Date, the Bank shall continue to allocate its Regular Contribution Amount (or when and if required under Section XIII.C.2.d. below, its Special Contribution Amount) to its Restricted Retained Earnings account.

c.	Treatment of Quarterly Net Losses and Annual Net Losses

In the event the Bank sustains a Net Loss for a calendar quarter, the following shall apply: (i) to the extent that its cumulative calendar year-to-date net income is positive at the end of such quarter, the Bank may decrease the amount of its Restricted Retained Earnings such that the cumulative addition to the Restricted Retained Earnings account calendar year-to-date at the end of such quarter is equal to 20 percent of the amount of such cumulative calendar year-to-date net income; (ii) to the extent that its cumulative calendar year-to-date net income is negative at the end of such quarter (a) the Bank may decrease the amount of its Restricted Retained Earnings account such that the cumulative addition calendar year-to-date to the Restricted Retained Earnings at the end of such quarter is zero, and (b) the Bank shall apply any remaining portion of the Net Loss for the calendar quarter first to reduce Retained Earnings that are not Restricted

Retained Earnings until such Retained Earnings are reduced to zero, and thereafter may apply any remaining portion of the Net Loss for the calendar quarter to reduce Restricted Retained Earnings; and (iii) for any subsequent calendar quarter in the same calendar year, the Bank may decrease the amount of its quarterly allocation to its Restricted Retained Earnings account in that subsequent calendar quarter such that the cumulative addition to the Restricted Retained Earnings account calendar year-to-date is equal to 20 percent of the amount of such cumulative calendar year-to-date net income.

In the event the Bank sustains a Net Loss for a calendar year, any such Net Loss first shall be applied to reduce Retained Earnings that are not Restricted Retained Earnings until such Retained Earnings are reduced to zero, and thereafter any remaining portion of the Net Loss for the calendar year may be applied to reduce Restricted Retained Earnings.

d.	Funding at the Special Contribution Amount

If during a Dividend Restriction Period, the amount of the Bank’s Restricted Retained Earnings decreases in any calendar quarter, except as provided in Sections XIII.C.2.c.(i) and XIII.C.2.c.(ii)(a) above, the Bank shall allocate the Special Contribution Amount to its Restricted Retained Earnings account beginning at the following calendar quarter-end (except as provided in the last sentence of this subsection d.). Thereafter, the Bank shall continue to allocate the Special Contribution Amount to its Restricted Retained Earnings account until the cumulative difference between: (i) the allocations made using the Special Contribution Amount; and (ii) the allocations that would have been made if the Regular Contribution Amount applied, is equal to the amount of the prior decrease in the amount of its Restricted Retained Earnings account arising from the application of Section XIII.C.2.c.(ii)(b). If at any calendar quarter-end the allocation of the Special Contribution Amount would result in a cumulative allocation in excess of such prior decrease in the amount of Restricted Retained Earnings: (i) the Bank may allocate such percentage of Quarterly Net Income to the Restricted Retained Earnings account that shall exactly restore the amount of the prior decrease, plus the amount of the Regular Contribution Amount for that quarter; and (ii) the Bank in subsequent quarters shall revert to paying at least the Regular Contribution Amount.

e.	Release of Restricted Retained Earnings

If the Bank’s RREM decreases from time to time due to fluctuations in the Bank’s Total Consolidated Obligations, amounts in the Restricted Retained Earnings account in excess of 150 percent of the RREM may be released by the Bank from the restrictions otherwise imposed on such amounts pursuant to the provisions of the Retained Earnings Capital Plan Amendment, and reallocated to its Retained Earnings that are not Restricted Retained Earnings. Until the Restriction Termination Date, the Bank may not otherwise reallocate amounts in its Restricted Retained Earnings account (provided that a reduction in the Restricted Retained Earnings account following a Net Loss pursuant to Section XIII.C.2.c. above is not a reallocation).

3.	No Effect on Rights of Shareholders as Owners of Retained Earnings

In the event of the liquidation of the Bank, or a taking of the Bank’s Retained Earnings by any future federal action, nothing in the Retained Earnings Capital Plan Amendment shall change the rights of the holders of the Bank’s Class B stock that confer ownership of Retained Earnings, including Restricted Retained Earnings, as granted under section 6(h) of the Act.

D.	Limitation on Dividends, Stock Purchase and Stock Redemption

1.	General Rule on Dividends

From the REFCORP Termination Date through the Restriction Termination Date, the Bank may not pay Dividends, or otherwise reallocate funds (except as expressly provided in Section XIII.C.2.e. and further provided that a reduction in the Restricted Retained Earnings account following a Net Loss pursuant to Section XIII.C.2.c. is not a reallocation) out of Restricted Retained Earnings. During a Dividend Restriction Period, the Bank may not pay Dividends out of the amount of Quarterly Net Income required to be allocated to Restricted Retained Earnings.

2.	Limitations on Repurchase and Redemption

From the REFCORP Termination Date through the Restriction Termination Date, the Bank shall not engage in a repurchase or redemption transaction if following such transaction the Bank’s Total Capital as reported to the FHFA falls below the Bank’s aggregate paid-in amount of capital stock.

E.	Termination of Retained Earnings Capital Plan Amendment Obligations

1.	Notice of Automatic Termination Event

a.	Action by FHLBanks

If the Bank desires to assert that an Automatic Termination Event has occurred (or will occur on the effective date of a change in a statute or the Regulations), the Bank shall provide prompt written notice to all of the other FHLBanks (and provide a copy to the FHFA) identifying the specific statutory or regulatory change that is the basis for the assertion. For the purposes of this section, “prompt written notice” means notice delivered no later than 90 calendar days subsequent to: (1) the date the specific statutory change takes effect; or (2) the date an interim final rule or final rule effecting the specific regulatory change is published in the Federal Register.

If within 60 calendar days of transmission of such written notice to all of the other FHLBanks, at least 2/3 of the then existing FHLBanks (including the Bank) execute a Declaration of Automatic Termination concurring that the specific statutory or regulatory change identified in the written notice constitutes an Automatic Termination Event, then the Declaration of Automatic Termination shall be delivered by the Bank to the FHFA within 10 calendar days of the date that the Declaration of Automatic Termination is executed. After the expiration of a 60 calendar day period that begins when the Declaration of Automatic Termination is delivered to the FHFA, or is delivered to the FHFA by another FHLBank pursuant to the terms of its capital plan, an Automatic Termination Event Declaration Date shall be deemed to occur (except as provided in Section XIII.E.1.c.).

If a Declaration of Automatic Termination concurring that the specific statutory or regulatory change identified in the written notice constitutes an Automatic Termination Event has not been executed by at least the required 2/3 of the then existing FHLBanks within 60 calendar days of transmission of such notice to all of the other FHLBanks, the Bank may request a determination from the FHFA that the specific statutory or regulatory change constitutes an Automatic Termination Event. Such request must be filed with the FHFA within 10 calendar days after the expiration of the 60 calendar day period that begins upon transmission of the written notice of the basis of the assertion to all of the other FHLBanks.

b.	Action by FHFA

The Bank may request a determination from the FHFA that a specific statutory or regulatory change constitutes an Automatic Termination Event, and may claim that an Automatic Termination Event has occurred, or will occur, with respect to a specific statutory or regulatory change only if the Bank has complied with the time limitations and procedures of Section XIII.E.1.a.

If within 60 calendar days after the Bank delivers such a request to the FHFA, or another FHLBank delivers such a request pursuant to its capital plan, the FHFA provides the requesting FHLBank with a written determination that a specific statutory or regulatory change is an Automatic Termination Event, then an Automatic Termination Event Declaration Date shall be deemed to occur as of the expiration of such 60 calendar day period (except as provided in Section XIII.E.1.c.). The date of the Automatic Termination Event Declaration Date shall be as of the expiration of such 60 calendar day period (except as provided in Section XIII.E.1.c.) no matter on which day prior to the expiration of the 60 calendar day period the FHFA has provided its written determination.

If the FHFA fails to make a determination within 60 calendar days after an FHLBank delivers such a request to the FHFA, then an Automatic Termination Event Declaration Date shall be deemed to occur as of the date of the expiration of such 60 calendar day period (except as provided in Section XIII.E.1.c.) ; provided, however, that the FHFA may make a written request for information from the requesting FHLBank, and toll such 60 calendar day period from the date that the FHFA transmits its request until that FHLBank delivers to the FHFA information responsive to its request.

If within 60 calendar days after an FHLBank delivers to the FHFA a request for determination that a specific statutory or regulatory change constitutes an Automatic Termination Event (or such longer period if the 60 calendar day period is tolled pursuant to the preceding sentence), the FHFA provides that FHLBank with a written determination that a specific statutory or regulatory change is not an Automatic Termination Event, then an Automatic Termination Event shall not have occurred with respect to such change.

c.	Proviso as to Occurrence of Automatic Termination Event Declaration Date

In no case under this Section XIII.E.1. may an Automatic Termination Event Declaration Date be deemed to occur prior to: (1) the date the specific statutory change takes effect; or (2) the date an interim final rule or final rule effecting the specific regulatory change is published in the Federal Register.

2.	Notice of Voluntary Termination

If the FHLBanks terminate the Agreement, then the FHLBanks shall provide written notice to the FHFA that the FHLBanks have voted to terminate the Agreement.

3.	Consequences of an Automatic Termination Event or Vote to Terminate the Agreement

a.	Consequences of Voluntary Termination

In the event the FHLBanks deliver written notice to the FHFA that the FHLBanks have voted to terminate the Agreement, then without any further action by the Bank or the FHFA: (i) the date of delivery of such notice shall be an Allocation Termination Date; and (ii) one year from the date of delivery of such notice shall be a Restriction Termination Date.

b.	Consequences of an Automatic Termination Event Declaration Date

If an Automatic Termination Event Declaration Date has occurred, then without further action by the Bank or the FHFA: (i) the date of the Automatic Termination Event Declaration Date shall be an Allocation Termination Date; and (ii) one year from the date of the Automatic Termination Event Declaration Date shall be a Restriction Termination Date.

c.	Deletion of Operative Provisions of Retained Earnings Capital Plan Amendment

Without any further action by the Bank or the FHFA, on the Restriction Termination Date, Section XIII. of this Plan shall be deleted.

XIV.	Amendment to the Plan

Any amendment to the Plan must be approved by the Board of Directors and by the Finance Agency. The Bank shall provide a Notice to Members at least five business days prior to the effective date of any amendment.